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                                                                    EXHIBIT 10.9


                  MEZZANINE GUARANTY AND SURETYSHIP AGREEMENT
                  -------------------------------------------


          THIS MEZZANINE GUARANTY AND SURETYSHIP AGREEMENT (as modified and supplemented and in effect from time to time, this "Mezzanine Guaranty") is
                                                    ------------------
executed and delivered as of this ____ day of March, 1998 by BROOKDALE LIVING COMMUNITIES OF ILLINOIS-HV, INC., a Delaware corporation having an address of c/o Brookdale Living Communities, Inc. at 77 West Wacker Drive, Suite 4800, Chicago, Illinois 60601, Attention: Darryl W. Copeland, Jr., Telefax Number
(312) 977-3699 (the "Guarantor"), in favor of NOMURA ASSET CAPITAL CORPORATION,
                     ---------
a Delaware corporation, with offices at 2 World Financial Center, Building B, New York, New York 10281-1198, Attention: Raymond M. Anthony, Telefax Number
(212) 667-1666 (together with its successors and assigns, "Mezzanine Lender"),
                                                           ----------------
to secure certain obligations of THE HARBOR VILLAGE BUSINESS TRUST, a Delaware business trust, with offices at c/o Wilmington Trust Company, as Trustee, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001,
Attention: Corporate Trust Administration, Telefax Number (302) 651-8882 (the "Borrower").
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                                  BACKGROUND
                                  ----------

          A. Mezzanine Lender is lending to Borrower One Million Seven Hundred Fifty Thousand Dollars ($1,750,000) (such amount, the "Mezzanine Loan"). The
                                                       --------------
Mezzanine Loan is evidenced by a Mezzanine Loan Agreement by and among Mezzanine Lender, Borrower, and Guarantor, dated as of the date hereof (as modified and supplemented and in effect from time to time, the "Mezzanine Loan Agreement"), a
                                                   ------------------------
Mezzanine Promissory Note (the "Mezzanine Note") of even date herewith, and certain other collateral documents, all dated of even date herewith. Capitalized terms when used herein without definition shall have the same meaning as defined in the Mezzanine Loan Agreement.

          B. Borrower and Guarantor are entering into a certain operator lease dated the date herewith (the "Operator Lease"), pursuant to which Guarantor
                              --------------
shall lease, manage and operate the Property.

          C. In order to induce Mezzanine Lender to make the Mezzanine Loan, the Guarantor has agreed to execute and deliver this Mezzanine Guaranty to Mezzanine Lender. As security for the performance of its obligations under this Mezzanine Guaranty and under the Mezzanine Loan Agreement, the Guarantor has executed that certain Mezzanine Leasehold Mortgage, Assignment of Rents, Security Agreement and Fixture Filing of even date herewith (as modified and supplemented and in effect from time to time, the "Mezzanine Leasehold
                                                   -------------------
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Mortgage"), pursuant to which the Guarantor has pledged to Mezzanine Lender the
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Collateral (as defined in the Mezzanine Leasehold Mortgage), that certain
Mezzanine Assignment of Leases and Rents of even date herewith (as modified and supplemented and in effect from time to time, the "Mezzanine Assignment of
                                                   -----------------------
Leases") pursuant to which the Guarantor has pledged to Mezzanine Lender the
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Leases and Rents (as defined in the Mezzanine Assignment of Leases). and that certain Mezzanine Assignment of Agreements Affecting Real Estate of even date herewith (as modified and supplemented and in effect from time to time, the "Mezzanine Assignment") pursuant to which the Guarantor has pledged to Mezzanine
 --------------------
Lender the Additional Collateral (as defined in the Mezzanine Assignment).

                                  AGREEMENTS
                                  ----------

          In consideration of the premises recited above, and intending to be legally bound hereby, the Guarantor, hereby agrees:

          1.   Obligations.  The following guarantees and obligations (together,
               -----------
the "Obligations") are undertaken by Guarantor:
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               (a)  Guarantor hereby unconditionally, absolutely and irrevocably guarantees and becomes surety to Mezzanine Lender for the prompt payment of the entire amount of the Indebtedness in strict accordance with the terms of the Mezzanine Loan Agreement. The obligations of Guarantor constitute a guarantee of payment and not merely of collection, are absolute and unconditional under all circumstances and shall not in any event be discharged, impaired, or otherwise affected except by payment to Mezzanine Lender. Guarantor agrees that it will upon notice from Mezzanine Lender that any Event of Default has occurred under the Mezzanine Note or under any Mezzanine Loan Document, pay directly to Mezzanine Lender all of the then outstanding Indebtedness. Guarantor further agrees that any payment required hereunder will be made to Mezzanine Lender regardless of whether such sums have become due by reason of the maturity of the Mezzanine Note, acceleration of the Indebtedness or otherwise. The proceeds of any amounts paid pursuant to this Mezzanine Guaranty will be applied in such order and in such manner as Mezzanine Lender may elect in its sole discretion.

               (b) Mezzanine Lender shall have the right to require Guarantor to pay, comply with and satisfy its obligations and liabilities under this Mezzanine Guaranty and shall have the right to proceed immediately against Guarantor with respect thereto, without being required to bring any proceeding or take any action of any kind against Borrower or any other guarantor or any other person, entity or property prior thereto, the liability of Guarantor hereunder being independent of and separate from the liability of Borrower, any other guarantors and persons and the availability of other collateral security for the Mezzanine Note and the Mezzanine Loan Documents.

          2.   Cancellation.  This Mezzanine Guaranty and all obligations and
               ------------
liabilities of Guarantor hereunder will be cancelled when the Indebtedness has been paid in full; provided, however, that this Mezzanine Guaranty shall be
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reinstated and remain in full force and effect for so long as such payment may be voided or rescinded in bankruptcy proceedings as a preference

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or for any other reason.

          3.   Costs and Fees.  Guarantor hereby agrees that if it does not
               --------------
satisfy its obligations under this Mezzanine Guaranty in accordance with the terms hereof, the same shall be considered an Event of Default hereunder and Mezzanine Lender shall have the right, in addition to the other rights described in this Mezzanine Guaranty, to collect from Guarantor all costs, fees and expenses (including reasonable attorneys' fees) incurred by Mezzanine Lender in connection with the enforcement of this Mezzanine Guaranty against Guarantor, as well as interest thereon at the Default Rate set forth in the Note, from and after the date any Event of Default occurs and is continuing through the date of payment.

          4.   Bankruptcy of Borrower or Guarantor.  The obligations of
               -----------------------------------
Guarantor under this Mezzanine Guaranty shall not be discharged, impaired or otherwise affected by the insolvency, bankruptcy, liquidation, readjustment, composition, dissolution or other similar proceeding involving or affecting Borrower or Guarantor, proceedings affecting the ownership of any of the above through merger, consolidation or otherwise, inconsistent orders in or claims by parties to any such proceedings or other release of obligations by operation of law.

          5.   Agreements and Waivers.  Guarantor hereby:
               ----------------------

               (a) agrees that its obligations hereunder shall not be released or otherwise affected by any agreement, amendment, release, suspension, compromise, forbearance, indulgence, waiver, extension, renewal, supplement or modification of any of the Mezzanine Loan Documents, or any other obligations of Borrower to Mezzanine Lender, provided, however, the Mezzanine Loan Documents may only be amended in accordance with the terms of the Mezzanine Loan Agreement;

               (b) consents that Mezzanine Lender may, without affecting the liability of Guarantor under this Mezzanine Guaranty, (i) exchange, release or surrender any property pledged by or on behalf of Borrower or any other guarantor of any liabilities of Borrower to Mezzanine Lender, (ii) renew or change, with and subject to the consent of Borrower and Operator, the terms of any of Borrower's liabilities to Mezzanine Lender, or (iii) waive any of Mezzanine Lender's rights or remedies against Borrower or any other guarantor of any obligations of Borrower;

               (c)  Intentionally omitted;

               (d) agrees that its liability under this Mezzanine Guaranty shall be in addition to that stated in any other guaranty that may be hereafter given by the undersigned and shall not be reduced or affected by any payment made under any such guaranty;

               (e) agrees that any failure or delay by Mezzanine Lender to exercise any right under this Mezzanine Guaranty or under any other guaranty or with respect to any of the Mezzanine Loan Documents or otherwise with respect to the Indebtedness shall not be construed as a waiver of the right to exercise the same or any other right hereunder at any time

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and from time to time thereafter;

               (f)  Intentionally deleted;

               (g) agrees that Mezzanine Lender shall have, as security for the undertakings under this Mezzanine Guaranty, a lien upon, a security interest in and right of set-off against the Collateral (as defined in the Mezzanine Leasehold Mortgage), the Mortgaged Property (as defined in the Mezzanine Leasehold Mortgage) and the Additional Collateral (as defined in the Mezzanine Assignment) which lien is subject to the lien granted under the First Mortgage Loan;

               (h) agrees that Mezzanine Lender shall not, under any circumstances, be required to exhaust remedies or proceed against Borrower, other sureties, parties, or any other security for the Indebtedness before proceeding under this Mezzanine Guaranty against the Guarantor;

               (i) agrees that under no circumstances (other than payment in full of the Mezzanine Loan) shall it become subrogated to the claims or liens of Mezzanine Lender against Borrower or any other guarantor and that all amounts due to Mezzanine Lender under the Mezzanine Loan Documents shall have priority over any amounts, whether or not related to the Mezzanine Loan Documents, payable now or hereafter from Borrower to Guarantor;

               (j) agrees that the obligations undertaken in this Mezzanine Guaranty shall not be affected by the lack of validity or enforceability of any Mezzanine Loan Document, any change in the time, manner or place of payment or in any other term in respect of any of the Indebtedness or any other amendment or waiver or a consent to or any departure from the Mezzanine Loan Documents, provided, however, any amendments to the Mezzanine Loan Documents shall be done in accordance with the Mezzanine Loan Agreement;

               (k) agrees it will neither take or cause to be taken any action, or permit any inaction, which will violate or cause a default under any of the Mezzanine Loan Documents;

               (l) waives the right to marshalling of Borrower's assets or any stay of execution and the benefit of all exemption laws, to the extent permitted by law, other protection granted by law to guarantors, now or hereafter in effect with respect to any action or proceeding brought by Mezzanine Lender against it;

               (m) agrees that no single exercise of the power to bring any action or institute any proceeding shall be deemed to exhaust such power, but such power shall continue undiminished and may be exercised from time to time as often as Mezzanine Lender may elect until all of Guarantor's liabilities and obligations hereunder have been satisfied;

               (n) agrees that its liability under this Mezzanine Guaranty shall in no way be released or otherwise affected by the commencement, existence or completion of any proceeding against Borrower, any other guarantors or any other person or entity or otherwise

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with respect to the collection of the Indebtedness; and Mezzanine Lender shall be under no obligation to take any action and shall not be liable for any action taken or any failure to take action or any delay in taking action against Guarantor, Borrower or any other person or entity or otherwise with respect to the Indebtedness;

               (o) waives, to the maximum extent permitted by applicable law, any notice of (i) Mezzanine Lender's intention to act in reliance of this Mezzanine Guaranty, (ii) any presentment, demand, protest or notice of dishonor, nonpayment or other default with respect to the Indebtedness other than as required under the Mezzanine Loan Documents, if any, and (iii) the commencement or prosecution of any enforcement proceeding against Borrower or any other guarantor or any other person or entity with respect to the Indebtedness or otherwise;

               (p) represents and acknowledges that the indebtedness evidenced by the Mezzanine Note is and will be of direct benefit, interest and advantage to it; and

               (q) irrevocably waives all claims of waiver, release, surrender, alteration or compromise and all defenses, set-offs, counterclaims, recoupments, reductions, limitations or impairments and any other available defense at law or in equity.

          6.   Intentionally Omitted.

          7.   Governing Law.  (a)  This Mezzanine Guaranty was negotiated in
               -------------
New York, and made by Guarantor and accepted by Mezzanine Lender in the State of New York, which State the parties agree has a substantial relationship to the parties and to the underlying transaction embodied hereby, and in all respects, including, without limitation, matters of construction, validity and performance, this Mezzanine Guaranty and the obligations arising hereunder shall be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts made and performed in such State and any applicable law of the United States of America. To the fullest extent permitted by law, Guarantor hereby unconditionally and irrevocably waives any claim to assert that the law of any other jurisdiction governs this Mezzanine Guaranty, and this Mezzanine Guaranty shall be governed by and construed in accordance with the laws of the State of New York pursuant to (S) 5-1401 of the New York General Obligations Law.

          (b) ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST GUARANTOR ARISING OUT OF OR RELATING TO THIS MEZZANINE GUARANTY SHALL BE INSTITUTED IN ANY FEDERAL OR STATE COURT IN NEW YORK, NEW YORK, PURSUANT TO (S) 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW AND GUARANTOR WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND GUARANTOR HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUIT, ACTION OR PROCEEDING. GUARANTOR DOES HEREBY DESIGNATE AND APPOINT CT CORPORATION SYSTEMS, 1633 BROADWAY, NEW YORK, NEW YORK 10016, AS ITS AUTHORIZED AGENT TO ACCEPT AND ACKNOWLEDGE ON ITS BEHALF SERVICE OF ANY AND ALL

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PROCESS WHICH MAY BE SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING IN ANY
FEDERAL OR STATE COURT AND AGREES THAT SERVICE OF PROCESS UPON SAID AGENT AT SAID ADDRESS (OR AT SUCH OTHER OFFICE AS MAY BE DESIGNATED BY GUARANTOR FROM TIME TO TIME IN ACCORDANCE WITH THE TERMS HEREOF) WITH A COPY TO GUARANTOR AT ITS PRINCIPAL EXECUTIVE OFFICES, ATTENTION: GENERAL COUNSEL AND WRITTEN NOTICE OF SAID SERVICE OF GUARANTOR MAILED OR DELIVERED TO GUARANTOR IN THE MANNER PROVIDED HEREIN SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON GUARANTOR, IN ANY SUCH SUIT, ACTION OR PROCEEDING. GUARANTOR (I) SHALL GIVE PROMPT NOTICE TO Mezzanine Lender OF ANY CHANGED ADDRESS OF ITS AUTHORIZED AGENT HEREUNDER, (II) MAY AT ANY TIME AND FROM TIME TO TIME DESIGNATE A SUBSTITUTE AUTHORIZED AGENT (WHICH OFFICE SHALL BE DESIGNATED AS THE ADDRESS FOR SERVICE OF PROCESS), AND (III) SHALL PROMPTLY DESIGNATE SUCH A SUBSTITUTE IF ITS AUTHORIZED AGENT CEASES TO HAVE AN OFFICE OR IS DISSOLVED WITHOUT LEAVING A SUCCESSOR.

          8.   Modification, Waiver in Writing.  No modification, amendment,
               -------------------------------
extension, discharge, termination or waiver of any provision of this Mezzanine Guaranty , or consent to any departure by the Guarantor therefrom, shall in any event be effective unless the same shall be in a writing signed by Guarantor and Mezzanine Lender, and then such waiver or consent shall be effective only in the specific instance, and for the purpose, for which given. Except as otherwise expressly provided herein, no notice to or demand on the Guarantor shall entitle the Guarantor to any other or future notice or demand in the same, similar or other circumstances.

          9.   Delay Not a Waiver.  Neither any failure nor any delay on the
               ------------------
part of Mezzanine Lender in insisting upon strict performance of any term, condition, covenant or agreement, or exercising any right, power, remedy or privilege hereunder, or any other instrument given as security therefor, shall operate as or constitute a waiver thereof, nor shall a single or partial exercise thereof preclude any other future exercise, or the exercise of any other right, power, remedy or privilege.

          10.  Notices. All notices, requests, demands, directions and other
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communications which may or are required to be given, served or sent by the
Guarantor or the Mezzanine Lender to the other shall be given, served or sent as provided in the Mezzanine Loan Agreement and shall be effective in accordance with the terms of the Mezzanine Loan Agreement provided that notices to Guarantor shall be sent to the address set forth for the Guarantor in the first paragraph of this Mezzanine Guaranty with copies delivered concurrently to each of the following: Brookdale Living Communities of Illinois-HV, Inc., 77 West Wacker Drive, Chicago, Illinois 60601, Attention: Darryl W. Copeland, Jr., Telefax Number (312) 977-3699; Brookdale Living Communities of Illinois-HV, Inc., 77 West Wacker Drive, Chicago, Illinois 60601, Attention: Robert J. Rudnik, Esquire, Telefax Number (312) 977-3699; and Burke, Warren, MacKay & Serritella, 330 North Wabash Avenue, 22nd Floor, IBM Plaza, Chicago, Illinois 60601-3607, Attention: Douglas E. Wambach, Esq.

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          11.  TRIAL BY JURY.  THE GUARANTOR AND MEZZANINE LENDER, TO THE
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FULLEST EXTENT THAT THEY MAY LAWFULLY DO SO, HEREBY WAIVE TRIAL BY JURY IN ANY
ACTION OR PROCEEDING, INCLUDING, WITHOUT LIMITATION, ANY TORT ACTION, BROUGHT BY ANY PARTY HERETO WITH RESPECT TO THIS MEZZANINE GUARANTY.

          12.  Headings.  The Section headings in this Mezzanine Guaranty are
               --------
included herein for convenience of reference only and shall not constitute a part of this Mezzanine Guaranty for any other purpose.

          13.  Mezzanine Assignment.  Mezzanine Lender shall have the right to
               --------------------
assign in whole or in part this Mezzanine Guaranty and the obligations hereunder to any Person, including, without limitation, to a trustee or servicer before or after a Securitization.

          14.  Severability.  Wherever possible, each provision of this
               ------------
Mezzanine Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Mezzanine Guaranty shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Mezzanine Guaranty.

          15.  Waiver of Counterclaim.  Guarantor hereby waives the right to
               ----------------------
assert a counterclaim, other than compulsory counterclaim, in any action or proceeding brought against it by Mezzanine Lender or its agents.

          16.  Exculpation.  This Mezzanine Guaranty is and shall be subject to
               -----------
the exculpation provisions of Section 8.14 of the Mezzanine Loan Agreement.
                              ------------

                      [Signatures on the following page]

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          IN WITNESS WHEREOF, Guarantor has executed and delivered this
Mezzanine Guaranty the date first written above.



                              BROOKDALE LIVING COMMUNITIES OF
                              ILLINOIS-HV, INC., a Delaware corporation



                              By:  ________________________________
                                   Name:
                                   Title: